UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 2, 2002

                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                       0-22278                06-1377322
-------------------------------  ----------------------  --------------------
(State or other jurisdiction of  Commission File Number  (I.R.S. Employer
incorporation or organization)                            Identification No.)

                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)

       (Registrant's telephone number, including area code) (516) 683-4100

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

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                           CURRENT REPORT ON FORM 8-K

Item 1.           Changes in Control of Registrant

                  Not applicable.

Item 2.           Acquisition or Disposition of Assets

                  Not applicable.

Item 3.           Bankruptcy or Receivership

                  Not applicable.

Item 4.           Changes in Registrant's Certifying Accountant

                  Not applicable.

Item 5.           Other Events

                  New York Community Bancorp, Inc. (the "Company"), a Delaware Corporation, has established May 15, 2002 as the date of its Annual Meeting of Shareholders. The meeting will commence at 10:00 a.m., Eastern Standard Time, and will be held at the Sheraton LaGuardia East Hotel in Flushing, New York.

                  In addition, March 29, 2002 was established as the date of record for voting at the Annual Meeting; proxy materials will be mailed, together with the Company's 2001 Annual Report to Shareholders, on or about April 10, 2002.

Item 6.           Resignations of Registrant's Directors

                  Not applicable.

Item 7.           Financial Statements and Exhibits

                  (a) No financial statements of businesses acquired are required.

                  (b)   No pro forma financial information is required.

                  (c) Attached as an exhibit is the Company's press release announcing the establishment of the Annual Meeting date.

Item 8.           Change in Fiscal Year

                  Not applicable.

Item 9.           Regulation FD Disclosure

                  Not applicable.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


January 2, 2002                            NEW YORK COMMUNITY BANCORP, INC.
---------------
     Date


                                           /s/ Joseph R. Ficalora
                                           -------------------------------------
                                           Joseph R. Ficalora
                                           President and Chief Executive Officer

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                                  EXHIBIT INDEX

         99.1              News Release